ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                        Supplement dated January 6, 2009,
                      to the Prospectus dated May 1, 2008,
     as supplemented on June 17, 2008, September 15, 2008, October 27, 2008,
                              and December 19, 2008

  This supplement updates certain information contained in the prospectus, and should be attached to the prospectus and retained for future reference.


In the section "FUND MANAGEMENT - The Portfolio Managers of the Funds" the paragraph concerning the AZL Dreyfus Founders Equity Growth Fund on page 153 is replaced with the following:


AZL Dreyfus Founders Equity Growth Fund

Elizabeth Slover has been the primary portfolio manager of the fund since January 2009. Ms. Slover is a senior vice president of The Boston Company Asset Management, LLC "The Boston Company"), an affiliate of Founders, and is the director of The Boston Company's core research team. Prior to joining The Boston Company in June 2005, Ms. Slover was employed by The Dreyfus Corporation, an affiliate of Founders. She also has been employed by Founders since January 2009.


                                                                 AZLPRO-005-0508